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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 19, 2001



                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                       0-16421                      52-1518642
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.   NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

      On February 19, 2001, Provident Bankshares Corporation ("Provident") reached an agreement to buy back all of the 1,407,157 Provident shares held by Mid-Atlantic Investors and its affiliates ("Mid-Atlantic") at a price of $23.8568387 per share. As part of the agreement, Mid-Atlantic agreed to refrain from taking certain actions with respect to Provident, including making shareholder proposals. A copy of the press release regarding the purchase, and the agreement between Provident and Mid-Atlantic, are attached hereto as Exhibits 99.1 and 99.2, respectively.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENT BANKSHARES CORPORATION


                                 By:   /s/ Peter M. Martin
                                       -----------------------------------------
                                       Peter M. Martin
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: February 20, 2001








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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
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     99.1          Press release dated February 20, 2001.

     99.2 Stock Purchase Agreement dated as of February 19, 2001 between Provident and Mid-Atlantic Investors.









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